Subsequent Events	12 Months Ended
Dec. 31, 2016
Subsequent Events [Abstract]
Subsequent Events [Text Block]
Note 20 – Subsequent Events
Debt Items
As of May 24, 2017, there was no commercial paper outstanding and $175 million outstanding under our long-term credit facility.
Issuances and retirements
On April 3, 2017, Northwest Pipeline issued $250 million of 4.0 percent senior unsecured notes due 2027 to investors in a private debt placement. Northwest Pipeline used the net proceeds to retire $185 million of 5.95 percent senior unsecured notes that matured on April 15, 2017.
On February 23, 2017, utilizing proceeds received from the Financial Repositioning (see Note 1 – General, Description of Business, Basis of Presentation, and Summary of Significant Accounting Policies), WPZ early retired $750 million of 6.125 percent senior unsecured notes that were due in 2022.
Acquisition of Additional Interests in Appalachia Midstream Investments
In March 2017, WPZ exchanged all of its 50 percent interest in DBJV for an increased interest in two natural gas gathering systems that are part of the Appalachia Midstream Investments and $155 million in cash. This transaction was recorded based on our estimate of the fair value of the interests received as we have more insight to this value as we operate the underlying assets. Following this exchange, we have an approximate average 66 percent interest in the Appalachia Midstream Investments. We continue to account for this investment under the equity-method due to the significant participatory rights of our partners such that we do not exercise control. WPZ also sold all of its interest in Ranch Westex JV LLC for $45 million. These transactions resulted in a total gain of $269 million in the first quarter of 2017.
Geismar Olefins Sale Agreement
On April 17, 2017, WPZ announced that it agreed to sell Williams Olefins, L.L.C., a wholly owned subsidiary which owns an interest in the Geismar, Louisiana, olefins plant for $2.1 billion in cash, subject to customary closing conditions and regulatory approvals. Upon closing of the sale, WPZ will enter into a long-term supply and transportation agreement with the purchaser to provide feedstock to the plant via its Bayou Ethane pipeline system. WPZ expects that the sale will close during the summer of 2017.
Dividends
We paid a cash dividend of $0.30 per common share on March 27, 2017.
On May 18, 2017, our Board of Directors declared a cash dividend of $0.30 per common share, payable on June 26, 2017, to holders of record at the close of business on June 9, 2017.